Exhibit 99.1

AngioDynamics Contacts:

AngioDynamics, Inc.

Joe Gerardi, Chief Financial Officer

(800) 772-6446 x115

www.angiodynamics.com

Rita Medical Contacts:

Rita Medical Systems, Inc.

Michael Angel, Chief Financial Officer

(510) 771-0402

mangel@ritamed.com

Lippert/Heilshorn & Associates, Inc.

Kim Sutton Golodetz (kgolodetz@lhai.com)

(212) 838-3777

Bruce Voss (bvoss@lhai.com)

(310) 691-7100

EVC Group

Investors: Doug Sherk/Jenifer Kirtland

(415) 896-6820

Media: Steve DiMattia

(917) 620-0590

ANGIODYNAMICS TO ACQUIRE RITA MEDICAL FOR $220 MILLION

Complementary Products and Shared Customer Bases Provide Clear Strategic Fit

Expected to Result in Approximately $0.05 EPS Accretion in Fiscal Year 2008

Conference Call Begins Today at 11:30 a.m. Eastern Time

QUEENSBURY, N.Y. and FREMONT, Calif. (November 28, 2006) – AngioDynamics, Inc. (NASDAQ: ANGO), a leading provider of medical devices for the diagnosis and treatment of peripheral vascular diseases and other non-coronary diseases, and RITA Medical Systems, Inc. (NASDAQ: RITA) (“RITA”), a leading provider of medical oncology devices, today announced the signing of a definitive agreement whereby AngioDynamics will acquire RITA for approximately $220 million plus the assumption of approximately

$3.3 million in net debt. The transaction will create a world-class, diversified medical technology company with a broad line of access, diagnostic and therapeutic products that enable interventional physicians and surgeons to treat peripheral vascular diseases and cancerous tumors.

Excluding transaction-related and one-time integration expenses, AngioDynamics expects this acquisition to be neutral to its fiscal year 2007 (ending June 2, 2007) earnings and to add approximately $0.05 per share to its fiscal year 2008 (ending May 31, 2008) diluted GAAP EPS presuming 25.8 million weighted average diluted shares outstanding. The Boards of Directors of both companies unanimously approved the acquisition, which is anticipated to close by the end of the first calendar quarter of 2007, subject to regulatory review, the approval of each company’s respective shareholders and other customary closing conditions.

“This business combination is about growth, leadership and long-term value creation. The combination of AngioDynamics and RITA will create a leader in serving the needs of interventional radiologists, vascular surgeons and other medical specialties with a compelling product portfolio of exciting technologies,” said Eamonn P. Hobbs, President and Chief Executive Officer of AngioDynamics. “Interventional oncology is a large and growing area for our existing customer base, and RITA’s leadership position, premium products and excellent reputation fit our strategy perfectly.”

“RITA’s talented 33-person U.S. sales force targets the same customer base as does AngioDynamics’ 52-person U.S. sales force and the companies have virtually no product overlap,” added Mr. Hobbs. “RITA has a very strong position in vascular access ports, which are an ideal sales fit with our Morpheus® CT PICC and the vascular access port technology we purchased from Medron last May. In addition, our recently acquired irreversible electroporation (IRE) soft tissue ablation technology, which AngioDynamics expects to commercialize in mid-2008, will be complementary to RITA’s diverse offering of local oncology therapies, which include its market-leading radiofrequency ablation systems, Habib Sealer™ resection devices and LC Beads™ for tumor embolization.”

“Once the merger of our two companies is complete, the current RITA sales organization will remain intact and will focus on maximizing the opportunity for RITA’s radiofrequency thermal tumor ablation products and oncological surgical devices. The current AngioDynamics salesforce will take on responsibility for RITA’s specialty access catheter business, which we believe will be a seamless and powerful transition. We also look forward to leveraging RITA’s 10-person direct sales force in the U.K., Germany and France to sell AngioDynamics’ products.”

Mr. Hobbs continued, “With respect to financial performance, for the 52-weeks ended August 31, 2006 the two organizations recognized more than $132 million in combined pro forma revenues. While we intend to keep RITA’s experienced sales, marketing, R&D and operational teams virtually intact, we anticipate cost savings of at least $9 million annually from the elimination of duplicate public company, corporate and certain marketing trade-show expenses. In addition, we expect to receive cash tax benefits exceeding $30 million in aggregate over the next 16 years from the utilization of RITA’s federal net operating loss carry-forwards. We expect this cash tax benefit to be approximately $1.8 million for the fiscal year ending June 2, 2007, $7.1 million for the fiscal year ending May 31, 2008 and $7.1 million for the fiscal year ending May 30, 2009. Clearly, this is an outstanding business opportunity for AngioDynamics from both strategic and financial perspectives, with very low integration risks,” concluded Mr. Hobbs.

Joseph DeVivo, President and Chief Executive Officer of RITA Medical Systems, said, “AngioDynamics has established itself as a leader in developing, manufacturing and marketing innovative products for the diagnosis and treatment of peripheral vascular diseases, and has earned the respect of interventional radiologists and vascular surgeons for its commitment to its customers. The transaction creates compelling value for the RITA shareholders today and into the future as RITA shareholders will become significant equity owners of AngioDynamics and participate in its future success. I believe having RITA become a part of AngioDynamics is the best way to continue the vision of creating a successful franchise in medical device oncology.”

Acquisition Terms

Under the terms of the merger agreement, each common share of RITA will be exchanged for (i) 0.1722 (the “Exchange Ratio”) of an AngioDynamics common share and (ii) a specified amount of cash based on AngioDynamics’ average closing stock price for the 10-day period ending three business days prior to the date of the shareholder meetings (the “ANGO Stock Price”). If the ANGO Stock Price is between $18.18 and $27.29 per share, each common share of RITA will receive an amount of cash such that the total stock and cash consideration is equal to $4.70 per RITA share. If the ANGO Stock Price is below $18.18 per share, RITA common shareholders will receive the equity consideration and $1.57 in cash per RITA share. If the ANGO Stock Price is greater than $27.29 per share, RITA shareholders will receive only the equity consideration.

All RITA outstanding options and warrants will be exercisable for the same consideration payable to RITA common shareholders upon exercise of the option or warrant. Based on the Exchange Ratio, AngioDynamics expects to issue 7,860,473 common shares in the transaction and to issue an additional 1,911,315 common shares upon exercise of RITA options and warrants. Upon closing the transaction, it is anticipated that RITA security holders will own approximately 34.5% of AngioDynamics on a fully diluted treasury stock method basis. The transaction is intended to qualify as a tax-free reorganization.

Following the closing of the transaction, the Board of Directors of AngioDynamics will include three members of the current RITA Board of Directors.

Cain Brothers & Company, LLC acted as exclusive financial advisor to AngioDynamics. Skadden, Arps, Slate, Meagher & Flom LLP is acting as legal counsel to AngioDynamics in this transaction.

Piper Jaffray & Co. and C.E. Unterberg, Towbin, LLC acted as financial advisors to RITA Medical Systems, Inc. in connection with the transaction. Heller Ehrman LLP is acting as legal counsel to RITA in this transaction.

Conference Call and Presentation

AngioDynamics and RITA Medical Systems management will host a conference call including slide presentation to discuss this announcement today, November 28 beginning at 11:30 a.m. Eastern time. To participate in the call, please dial (800) 798-2801 from the U.S. or (617) 614-6205 from outside the U.S. The passcode is 72096391. Slides that accompany management's presentation will be available at http://investor.angiodynamics.com/.

A telephone replay of the call will be available from 1:30 p.m. Eastern time on November 28, 2006 through 11:59 p.m. Eastern time on November 30, 2006 by dialing (888) 286-8010 (domestic) or (617) 801-6888 (international) and entering conference ID number 36392819.

In addition, individuals can listen to the call by visiting the investor relations portion of the AngioDynamics web site at http://investor.angiodynamics.com/. A recording of the call, along with the slide presentation, will be archived there for 12 months.

About AngioDynamics

AngioDynamics, Inc. is a leading provider of innovative medical devices used by interventional radiologists, vascular surgeons and other physicians for the minimally invasive diagnosis and treatment of peripheral vascular disease. AngioDynamics designs, develops, manufactures and markets a broad line of therapeutic and diagnostic devices that enable interventional physicians, such as interventional radiologists, vascular surgeons and others, to treat peripheral vascular diseases and other non-coronary diseases. The company's diverse product line includes angiographic products and accessories, dialysis products, vascular access products, PTA products, drainage products, thrombolytic products and venous products. More information is available at www.angiodynamics.com.

About RITA Medical Systems

RITA Medical Systems develops, manufactures and markets innovative products that provide local oncology therapy options for cancer patients including radiofrequency ablation (RFA) systems and embolization products for treating cancerous tumors, as well as percutaneous vascular and spinal access systems for systemic treatments. The company's oncology product lines include implantable ports, some of which feature its proprietary Vortex® technology; tunneled central venous catheters; and safety infusion sets and peripherally inserted central catheters used primarily in cancer treatment protocols. The company's complete line of radiofrequency products also includes the Habib 4X resection device and will include the new Laparoscopic Habib 4X resection device, both of which are designed to coagulate highly vascularized tissue to facilitate a fast dissection in order to minimize blood loss and blood transfusion during surgery. The proprietary RITA RFA system uses radiofrequency energy to heat tissue to a sufficiently high temperature to ablate it or cause cell death. In March 2000, RITA became the first RFA company to receive specific FDA clearance for unresectable liver lesions in addition to its previous general FDA clearance for the ablation of soft tissue. In October 2002, RITA became the first company to receive specific FDA clearance for the palliation of pain associated with metastatic lesions involving bone. The company also distributes LC Bead embolic microspheres in the United States. The LC Bead microspheres are injected into selected vessels to block the blood flow feeding a tumor, causing it to shrink over time, and are often used in combination with RFA. The RITA Medical Systems website is at www.ritamedical.com.

Forward-Looking Statements

This release includes “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts. These statements contain words such as “may,” “will,” “predict,” "project," “might,” “expect,” “believe,” “anticipate,” "plan," “intend,” "potential," “could,” “would,” "should," “estimate,” "seek," “continue,” “pursue,” or "our future success depends," or the negative or other variations thereof or comparable terminology. In particular, they include statements relating to, among other things, future actions, strategies, future performance, future financial results of AngioDynamics and RITA and AngioDynamics' anticipated acquisition of RITA. These forward-looking statements are based on current expectations and projections about future events.

Investors are cautioned that forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that cannot be predicted or quantified and, consequently, the actual performance or results of AngioDynamics and RITA may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, the following factors as well as other factors described from time to time in our reports filed with the Securities and Exchange Commission, including AngioDynamics' Form 10-K for the fiscal year ended June 3, 2006 (the "Angio 2006 10-K") and Rita's Form 10-K for the year ended December 31, 2005: financial community and rating agency perceptions of AngioDynamics and RITA; the effects of economic, credit and capital market conditions on the economy in general, and on medical device companies in particular; the ability to timely and cost-effectively integrate RITA into AngioDynamics' operations; domestic and foreign health care reforms and governmental laws and regulations; third-party relations and approvals, technological advances and patents attained by competitors; and challenges inherent in new product development, including obtaining regulatory approvals.

Any forward-looking statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made. AngioDynamics and RITA disclaim any obligation to update the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date stated, or if no date is stated, as of the date of this press release.

Additional Information about the Acquisition and Where to Find It

In connection with AngioDynamics' proposed acquisition of RITA (the “Acquisition”), RITA and AngioDynamics intend to file relevant materials with the Securities and Exchange Commission (“SEC”), including a registration statement on Form S-4 that will contain a prospectus and a joint proxy statement. INVESTORS AND SECURITY HOLDERS OF ANGIODYNAMICS AND RITA ARE URGED TO READ THE MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ANGIODYNAMICS, RITA AND THE ACQUISITION. The proxy statement, prospectus and other relevant materials (when they become available), and any other documents filed by AngioDynamics or RITA with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by AngioDynamics or RITA by directing a written request to: AngioDynamics, Inc., 603 Queensbury Avenue, Queensbury, New York 12804, Attention: Chief Financial Officer or RITA Medical Systems, Inc., 46421 Landing Parkway, Fremont, California 94538, Attention: Corporate Secretary. Investors and security holders are urged to read the proxy statement, prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the Acquisition.

AngioDynamics, RITA and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of RITA and AngioDynamics in connection with the Acquisition. Information about those executive officers and directors of AngioDynamics and their ownership of AngioDynamics common stock is set forth in the Angio 2006 10-K, and the proxy statement for AngioDynamics' 2006 Annual Meeting of Stockholders, which was filed with the SEC on September 22, 2006. Information about the executive officers and directors of RITA and their ownership of RITA common stock is set forth in the proxy statement for RITA's 2006 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2006.

Investors and security holders may obtain additional information regarding the direct and indirect interests of AngioDynamics, RITA and their respective executive officers and directors in the Acquisition by reading the proxy statement and prospectus regarding the Acquisition when it becomes available.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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